Guardian Capital Dividend Growth Fund

Institutional Shares – DIVGX

Guardian Capital Fundamental Global Equity Fund

Institutional Shares – GFGEX

Alta Quality Growth Fund

Institutional Shares – AQLGX

Each a Series of Capitol Series Trust (the “Trust”)

SUPPLEMENT DATED SEPTEMBER 16, 2025

to the summary PROSPECTUSes, prospectus AnD STATEMENT OF ADDITIONAL INFORMATION OF THE guardian capital dividend growth fund, guardian capital fundamental global equity fund alta quality growth fund each DATED january 28, 2025

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in each of the Summary Prospectuses, Prospectus, and Statement of Additional Information dated January 28, 2025, for the Guardian Capital Dividend Growth Fund, Guardian Capital Fundamental Global Equity Fund and Alta Quality Growth Fund (collectively, the “Funds”), as may be supplemented from time to time.

On August 28, 2025, Guardian Capital Group Limited (“Guardian”), the parent company of Guardian Capital LP (“Guardian Capital”), the investment adviser to each of the Funds and the ultimate parent company of GuardCap Asset Management Limited (U.K.), the investment subadviser to the Guardian Capital Fundamental Global Equity Fund (“GuardCap”) and Alta Capital Management LLC, the investment subadviser to the Alta Quality Growth Fund (“Alta Capital”), announced that it had entered into a definitive agreement with Desjardins Global Asset Management Inc. (“DGAM”), a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”), to be taken private pursuant to an arrangement agreement whereby DGAM will purchase all of the issued and outstanding shares of Guardian, other than Guardian shares held by specific shareholders who entered into equity rollover agreements to exchange certain of their Guardian shares for up to 10% of the shares in the capital of DGAM (the “Transaction”). The closing of the Transaction (the “Closing”) is subject to various customary approvals and conditions and is expected to take place in the first half of 2026.

Following the Closing, it is anticipated that Guardian Capital will continue to operate as a standalone entity, owned by Guardian, which will in turn be indirectly owned by Desjardins. To provide continuity and stability, Guardian Capital’s team of management and senior professionals are currently expected to continue servicing Guardian Capital’s clients, including the Funds, after Closing.

The Transaction will result in a change of control of Guardian, Guardian Capital, GuardCap and Alta Capital effective as of the Closing. Pursuant to the terms of the current investment advisory agreements between the Trust and Guardian Capital on behalf of the Funds, the Transaction may be deemed an assignment of the investment advisory agreement and result in its automatic termination. In addition, because the current subadvisory agreement between Guardian Capital and GuardCap on behalf of the Guardian Capital Fundamental Global Equity Fund and the current subadvisory agreement between Guardian Capital and Alta Capital on behalf of the Alta Quality Growth Fund each terminate automatically when the Adviser’s current investment advisory agreement with the Trust terminates, the current subadvisory agreements will also terminate immediately the Closing. In anticipation of the termination of

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the existing investment advisory agreements on behalf of the Funds, it is expected that the Board will consider new investment advisory agreements containing substantially similar terms as the current investment advisory agreements with Guardian Capital, including identical advisory fees. Likewise, in anticipation of the termination of the existing subadvisory agreements, it is expected that the Board will consider new subadvisory agreements on behalf of the Guardian Capital Fundamental Global Equity Fund and the Alta Quality Growth Fund, respectively.

At a special meeting of shareholders of the Funds expected to be held prior to the Closing, shareholders will be asked to consider and approve the new investment advisory and subadvisory agreements. Shareholders of record of each Fund as of the record date will be entitled to vote at the meeting and should expect to receive a proxy statement providing more information about the Transaction and the new investment advisory and subadvisory agreements.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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